Reducing Costs, Improving Quality, Reinventing Healthcare J.P. Morgan Healthcare Conference 01.09.19 Exhibit 99.1

Forward-looking statements and non-GAAP financial measures Forward-looking Statements – Certain statements included in this presentation that are not historical or current facts including, but not limited to, those related to expected financial performance, growth trends and market uncertainty in our Supply Chain and Performance Services business segments and their respective business units, our ability to implement our strategic priorities, evolving long-term and nearer-term strategies and growth opportunities, cross-selling to our existing and future members, the impact of regulatory developments and uncertainty, anticipated emerging healthcare trends, and our ability to manage through these issues, FY2019 revenue visibility, the statements related to fiscal 2019 outlook and guidance and the assumptions underlying such guidance and Premier’s repurchase activity under its stock repurchase program are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking.  Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. You should carefully read Premier’s periodic and current filings with the SEC for more information on potential risks and other factors that could affect Premier’s financial results. Forward-looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements. Non-GAAP Financial Measures – This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Company Overview 3

Premier is a leading healthcare improvement company with a multi-year track record of revenue and earnings growth, a flexible balance sheet and strong cash flow generation. We believe we are well positioned to invest in future growth and return capital to stockholders. Investment profile Positioned to deliver stockholder value.

5 5 Turning data into actionable insights at the point of care Increasing physician participation and alignment with alternative payment programs 2 Significant proposed reform of the pharmaceutical market 4 Acceleration in the shift to value-based care and risk 1 Emerging healthcare trends Employers contracting with providers; active consumer engagement 3 Vertical and horizontal consolidation 6

By integrating Premier’s core supply chain and clinical solutions with technology and wrap-around consulting services, we believe Premier is uniquely positioned to help healthcare providers achieve these critical objectives. Premier’s role in the future of healthcare Providers face increasing financial pressure, market consolidation, data integration challenges, disruption and increasing competition. Providers must reduce costs, improve quality and safety outcomes and assume risk. 5 6

It’s all about the data insights Supply Chain Value-Based Care Quality & Regulatory Cost Management Safety Pharmacy Market leading enterprise analytics enable Premier to deliver highly differentiated and significant value for its members. [1] As of December 31, 2018, based on Premier’s proprietary database known as the Premier Healthcare Database and other data points available to Premier members and subscribers. Powers Our Capabilities Benefits Our Customers Device Manufacturers Providers and their Health Plans Employers Pharma [1]

Premier’s significant footprint and scale ~2,400 CONTRACTS ~1,300 SUPPLIERS Note: Data as of fiscal year ended June 30, 2018.

Premier's unique member alignment

ALIGNMENT

Significant health system member ownership

Strategic board alignment

Premier field force embedded in member health systems

LONG-TERM EXPERIENCE

Member owner tenure averages ~**19 years**

CO-INNOVATION

Co-develop solutions with members

Committees composed of **~400** individuals, representing **~140** member hospitals

~1,450 hospitals in performance improvement collaboratives


PeaceHealth
FAIRVIEW
PROVIDENCE Health & Services
AdvocateAuroraHealth
Advocate Health Care
Aurora Health Care
McLaren
YANKEE ALLIANCE
Catholic Health Initiatives
Avera
Northwestern Medicine
Henry Ford Health System
UHS
acurity
AdventistHealth
University Hospitals Cleveland Medical Center
University of Virginia Health System
Dignity Health
Wake Forest Baptist Health
SSMHealth
BON SECOURS MERCY HEALTH
Banner Health
Atrium Health
VIDANT
Texas Health Resources
AdventHealth

Note: Data as of fiscal year ended June 30, 2018, except member ownership as of October 31, 2018.

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Integrated platform provides comprehensive solutions

Supply Chain Services

~78% of FY18 Consolidated Net Revenue

~81% of FY18 Non-GAAP Pre-Corporate Segment Adjusted EBITDA

- Group Purchasing
- Integrated Pharmacy
- Direct Sourcing

Performance Services

- Healthcare Informatics and Data Analytics
- Consulting Services
- Performance Improvement Collaboratives

~22% of FY18 Consolidated Net Revenue

~19% of FY18 Non-GAAP Pre-Corporate Segment Adjusted EBITDA

Embedded Field Force

eCommerce, Technology and Enterprise Analytics

10

The Premier model at a glance Business Multiple Revenue Drivers Significant revenue visibility* 89% - 94% of FY2019 revenue guidance range available under contract High 5-year average retention/renewal rates** 98% GPO retention 94% SaaS institutional renewal rate SaaS-based subscriptions / license fees Fee-for-service Service subscriptions Supply Chain Services Performance Services Consolidated *As provided on August 21, 2018. ** Five-year average as of fiscal year-end June 30, 2018 Supplier paid administrative fees Drug reimbursement Contract manufactured product sales 11

Vendor agnostic, payer neutral data analytics from multiple sources CLAIMS FINANCIAL COST MANAGEMENT QUALITY & REGULATORY VALUE-BASED CARE SAFETY RESEARCH Combining people, process, and technology to SUPPLY CHAIN Reduce costs Improve outcomes Optimize Value-based care ENTERPRISE PURCHASING BILLING CLINICAL ANY DATA The PremierConnect® platform enables innovative data analytics 12

$2.5M Delivering annual ROI for our member health systems* GPO/Direct Sourcing Supply Chain Analytics Clinical Analytics (Quality/Safety) Integrated Platform Analytics Consulting Services $382k Dedicated Support Staff Annual Admin Fee Share/Tax Distribution Remaining TRA Value $10.4M Annual Cost Reduction Remaining Equity Value $1.7M Annual Spend: Product/Services Partnership Costs * Solely for illustrative purposes based on one member’s actual experience in fiscal 2018 and the Remaining TRA Value and Remaining Equity Value are current through the October 31, 2018 member owner Class B unit quarterly exchange. Each member’s total value varies by scope of relationship with Premier, investment size, and utilization of Premier products and services. 2018 ROI exclusive of TRA and equity value = 17:1 An all-in enterprise relationship spanning 28 years of products/services partnership: $27.3M $5.9M

CAGR: 18% CAGR: 12% CAGR: 15% Consolidated Net Revenue* (in millions) Non-GAAP Adjusted EBITDA* (in millions) Non-GAAP Adjusted Fully Distributed EPS* * For periods prior to October 1, 2013, comparisons are with non-GAAP pro forma information that reflects the impact of the company’s 2013 reorganization and initial public offering. See non-GAAP reconciliations to GAAP equivalents in Appendix. Recurring and visible revenue High customer retention rates Free cash flow generation Strong balance sheet Multiple growth drivers Core “chassis” built Premier’s diversified model has delivered consistent growth 14

* As of November 9, 2018 debt refinancing. **Non-GAAP adjusted EBITDA and free cash flow figures are for fiscal year ended June 30, 2018. Flexible balance sheet and strong non-GAAP free cash flow generation * Non-GAAP free cash flow expected to exceed 50% of non-GAAP adjusted EBITDA for fiscal 2019 $543 Adj. EBITDA $336 Free Cash Flow

16 Capital allocation priorities return of capital to stockholders continue growth and expansion maintain flexible balance sheet

Supply Chain Services Performance Services Group Purchasing Integrated Pharmacy Direct Sourcing Comprehensive data acquisition and management Emerging technology enablement Consumer engagement & activation Vertically integrated services and standardized care Supply chain analytics Workflow eCommerce Logistics / fulfillment Value-based care delivery and payment Ambulatory clinical integration Research / applied sciences Predictive analytics / precision medicine Co-manage total supply chain outcomes with members Co-manage total clinical and cost outcomes with members Strategic acquisition, investment and partnership opportunities 17

Strategic Growth Opportunities 18

Enterprise supply chain strategic priorities Best in class contract portfolio Direct manufacturing portfolio Logistics / fulfillment partner(s) Supply chain leadership experts Centralized expert analysts Co-management ERP-agnostic supply chain overlay Customizable eCommerce platform Centralized value analysis 19

Workflow Integration Delivery Partner End-to-End Actionable Opportunity Large Employers Health Systems Life Sciences Clinical Performance Total Cost Revenue & Productivity Drive clinical, financial and operational transformation through integrated technology platform, consulting services and best practice sharing through the collaboratives. Improve quality by leveraging our integrated data to test new therapeutic interventions. Access new markets to improve quality and reduce cost by building high-value network models in partnership with members. Enterprise analytics and performance improvement strategic priorities 20

Stanson – Embedding evidence-based insight into provider workflow Ranked #1 by KLAS for clinical process improvement solutions 21

22 Nearer-term growth opportunities enabled by unique capabilities generic drug shortage solutions high compliance portfolio high-value care network

Final Thoughts 23

24 Premier’s key differentiators Compelling financial model reflecting multi-year revenue and earnings growth, flexible balance sheet and strong free cash flow Unique member alignment and long-term relationships Integrated technology platform and differentiated data assets Well-positioned to capitalize on industry trends Disciplined growth strategy

25 Thank you

Appendix

Premier leadership Note: Experience as of January 1, 2019. Susan DeVore President and CEO 15 years Premier, 29 years healthcare Cap Gemini Ernst & Young David Hargraves SVP, Supply Chain Services 3 years Premier, 16 years supply chain University of Pittsburgh Medical Center (UPMC) Leigh Anderson President, Performance Services 5 years Premier, 22 years healthcare informatics Hospital Corporation of America, HealthTrust, GHX Mike Alkire Chief Operating Officer 14 years Premier, 14 years healthcare Cap Gemini Ernst & Young Craig McKasson Chief Financial Officer 21 years Premier, 25 years healthcare Ernst & Young

Fiscal 2019 guidance(1) Fiscal 2019 Financial Guidance (in millions, except per share data) ASC 606 Impact of ASC 606 ASC 605 Net Revenue: Supply Chain Services segment $1,305.0 - $1,357.0 ($50.0) $1,355.0 - $1,407.0 Products revenue ($50.0) Performance Services segment $350.0 - $364.0 ($16.0) $366.0 - $380.0 Licensed safety technology revenue ($11.0) Reseller or subcontractor revenue ($5.0) Total Net Revenue $1,655.0 - $1,721.0 ($66.0) $1,721.0 - $1,787.0   Non-GAAP adjusted EBITDA $550.0 - $572.0 ($9.0) $559.0 - $581.0   Licensed safety technology ($9.0) Non-GAAP adjusted fully distributed EPS(2) $2.55 - $2.67 ($0.05) $2.60 - $2.72   Licensed safety technology ($0.05) For the year ending June 30, 2019. As of November 6, 2018. See accompanying page for fiscal 2019 notes and assumptions to guidance. Does not reflect the impact of previously announced $250 million stock repurchase plan for periods after September 30, 2018. Premier has adjusted fiscal year 2019 guidance to reflect the new revenue recognition standard, which it adopted July 1, 2019 using the modified retrospective approach. As illustrated below, the adjustments are solely due to the impact of the adoption of the new standard.

Guidance Footnotes: * The company does not meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted fully distributed earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted fully distributed earnings per share without unreasonable effort. This is due to two primary reasons: • Reasonable guidance cannot be provided for reconciling the adjustment of redeemable limited partners’ capital to redemption amount – historically the largest adjustment in the reconciliation from non-GAAP to GAAP amounts – due to the fact that the increase or decrease in this item is based on the change in the number of shares of Class B stock outstanding and change in stock price between quarters, which the company cannot predict, control or reasonably estimate. • Reasonable guidance cannot be provided for earnings per share attributable to stockholders because the ongoing quarterly member-owner exchange of Class B common stock and corresponding Class B units into shares of Class A common stock impacts the number of shares of Class A common stock outstanding each quarter, which the company cannot predict, control or reasonably estimate. Member owners have the right, but not the obligation, to exchange shares on a quarterly basis, and the company has the discretion to settle any exchanged shares for Class A common stock, cash, or a combination thereof, neither of which can be predicted, controlled or reasonably estimated at this time. Fiscal 2019 annual guidance footnotes and key assumptions (for year ending June 30, 2019)* Key Assumptions*: Supply Chain Services assumptions: Net administrative fees revenue growth of low to mid-single digits Products revenue, which were estimated to grow 7% to 11% under the previous revenue recognition standard, will now reflect 0% to 4% percent year-over-year growth. This entirely results from the impact of the new standard, which caused an estimated $50 million gross-to-net revenue reduction. Continued high GPO retention rates Performance Services assumptions: Continued demand for integrated offerings of cloud-based subscription and licensed products, consulting and collaboratives Continued high SaaS institutional renewal rates Other assumptions: Non-GAAP free cash flow expected to exceed 50% of non-GAAP adjusted EBITDA Capital expenditures of approximately $90 million to $95 million, representing 5% to 6% of consolidated net revenue Consolidated non-GAAP adjusted EBITDA margin in the range of 32 to 35% Stock-based compensation approximating $36 million to $38 million Adjusted fully distributed net income and earnings per share calculations to reflect an effective tax rate of 26% Amortization of purchased intangible assets of approximately $54 million Guidance does not contemplate any material acquisitions *As of November 6, 2018

Strategic business diversification impact on non-GAAP adjusted EBITDA margin Although consolidated non-GAAP adjusted EBITDA margin has compressed with strategic diversification, non-GAAP adjusted EBITDA in dollars has shown strong growth, supported by stable to expanding margin trends in the underlying businesses. * For periods prior to October 1, 2013, comparisons are with non-GAAP pro forma information that reflects the impact of the company’s 2013 reorganization and initial public offering. Non-GAAP adjusted EBITDA margin is defined as consolidated non-GAAP adjusted EBITDA divided by consolidated net revenue. See non-GAAP reconciliations to GAAP equivalents in Appendix. ** Y-O-Y Decline predominantly due to acquisition of Acro Pharmaceutical Services in August 2016. ***Y-O-Y decline partially due to acquisition of Acro Pharmaceutical Services in August 2016. A B C

Supply Chain Services strategic priorities and historical growth Expand member base Drive further penetration of existing members Leverage analytics and eCommerce capabilities Continue to organically expand products business Co-manage total supply chain metrics with a subset of members CAGR: 20% CAGR: 11% * For periods prior to October 1, 2013, comparisons are with non-GAAP pro forma information that reflects the impact of the company’s 2013 reorganization and initial public offering. See non-GAAP reconciliations to GAAP equivalents in Appendix. Create end-to-end supply chain capabilities

Performance Services strategic priorities and historical growth Develop enterprise analytics and performance improvement capability to facilitate a consolidated, real-time view into performance Explore new channels of revenue by leveraging unique data assets and differentiated capabilities in new ways Co-innovation by leveraging cognitive computing “backbone” Navigate the journey to value-based payment models Enable care delivery transformation Co-manage total outcomes metrics with a subset of members Enable clinical improvement through data analytics and wrap-around services * See non-GAAP reconciliations to GAAP equivalents in Appendix. CAGR: 12% CAGR: 14% Performance Services Segment Net Revenue (in millions)

Continue cross-selling into well-established and expanding member base Reduce Costs | Improve Quality and Safety | Optimize Value-Based Care Premier Product Offering Penetration within Highly Committed Member Base** Premier Product Offering Penetration within Existing Member Base* * Hospitals in Existing Member Base are counted in a category (improve quality & safety, reduce cost, optimize value-based care) if they participate in at least one offering in that category (numerator). The hospital cohort is based on those hospitals that were Premier members at June 30, 2014 and June 30, 2018 (denominator). ** Hospitals in Highly Committed Member Base are counted in a category (improve quality & safety, reduce cost, optimize value-based care) if they participate in at least one offering in that category (numerator). Cohort of hospitals in Highly Committed Member Base is comprised of 558 hospitals, whose executives serve on Premier’s board of directors and other executive advisory committees including Premier’s Member Value Improvement Committee, Member Quality Improvement Committee and Member Technology Improvement Committee (denominator).

Member owner exchange process has increased liquidity since IPO

Premier, Inc. formed in 2013 with two classes of stock:

- Class A shares held by public investors
- Class B shares held by member owners

Class B units eligible to exchange 1/7th per year on quarterly basis, over 7-year period.

Member owners currently own ~52% of equity and have exchanged or settled for cash ~50% of shares eligible for exchange. [1]

Member owners exchanging their Class B units have generally done so to comply with internal policies related to investment diversification, or to help fund their operations and/or certain capital expenditures.

Historically, the member owners' exchange decisions have not materially impacted their ongoing business relationship with Premier.

Quarterly Share Exchange Results

(in millions)



Class B Units Exchanged for Class A Shares
Class B Units Settled for Cash
Class A Shares Outstanding
Class B Shares Eligible for Exchange
32.4
63.7
11.3
39.2
4.7
0.3
0.3
0.1
5.8
1.6
0.2
1.3
3.0
2.0
0.8
0.5
1.0
1.2
3.7
1.0
0.6
0.8
9.8
IPO Oct 13
Oct 14
Jan 15
Apr 15
Jul 15
Oct 15
Jan 16
Apr 16
Jul 16
Oct 16
Jan 17
Apr 17
Jul 17
Oct 17
Jan 18
Apr 18
Jul 18
Oct 18

At October 2013	At October 31, 2018
Class B shares: 112.6 *(78%)*	69.6 *(52%)*
Total shares: 145.0 *(100%)*	132.8 *(100%)*

[1] As of October 31, 2018.

34

Structural implications of Premier Inc.

Structure	▷ Structured as "Up-C" with Premier, Inc. (parent C-Corp) above operating partnership and subsidiaries ▷ Premier, Inc. formed with two classes of stock • Class A shares held by public investors • Class B shares allocated to member owners
Impact of IPO and Exchange Process	▷ ~22% of Limited Partner equity sold to public, ~78% retained by member owners as Class B units ▷ Class B units eligible to exchange 1/7th per year, over seven-year period ▷ Exchange of Class B units for Class A shares (on a 1-for-1 basis), cash or a combination thereof as B units become eligible for exchange subject to ROFR by members owners and Premier, Inc. ▷ Quarterly exchanges, beginning October 31, 2014, have been the primary driver for injecting liquidity into the public market.
Adjusted fully distributed net income	▷ Given Up-C structure and differences between taxes paid by our Class A unit holder (Premier GP) vs. distributions to our Class B unit holders (members owners), we calculate Adjusted Fully Distributed Net Income for comparability purposes ▷ Reflects taxes and net income as if the Company was a C-Corp for all periods presented
Share count	▷ Class A and Class B shares will be used to calculate fully diluted EPS to eliminate variability due to member exchanges over time

35

Unique member alignment – ownership structure Premier Services, LLC (General Partner) Premier Healthcare Alliance, L.P. CLASS A SHARES CLASS B SHARES & CLASS B LP UNITS PUBLIC STOCKHOLDERS MEMBER OWNERS Premier Healthcare Solutions Inc. Premier Supply Chain Improvement Inc. [ 52% ] Premier Inc. [ 48% ] Note: % Ownership as of October 31, 2018. 48% (Class A LP Units) 100% 100% 100%

Premier’s GPO Economics / Value Equation

Efficient GPO model reduces costs for providers and manufacturers* * Illustrative for average member owner in fiscal 2018, including 30% fee share and tax distribution. Net admin fee retained by GPO approximates 1% of product price Provider Distributor & Manufacturer Total Savings & Economic Value Delivered Averages 1.6% Administrative fee Retains ~ 1% admin fees

Collaborating to ensure consistent, low-cost & efficient supply chain Premier provides Best industry pricing with predictive aggregated demand and supply Efficient supply chain outcomes Confidence in product value Clinician confidence Value analysis E-commerce Long-term contracting Standardization/compliance Priority access Analytics Most innovative products Dedicated supply chain High quality, safety, efficacy at low price Predictive aggregated supply Detailed price, comparative effectiveness & resource utilization analytics Management of shortages safety alerts & recalls Clinician and SME support Supplier contract flexibility for technology/pricing innovations Uniform sourcing process Disaster response, continuity management Member requires Reduced selling costs Aggregated demand One-time negotiation E-commerce Price-activation technology Field and SME support Dedicated supplier engagement team Regulator & recall interaction Analytics Standardization/compliance Supplier requires

Among all online retailers surveyed: Competition pricing averaged 72% to 143% above Premier** Comparative online pricing survey Best in KLAS 2017 [2] [1] Premier compared pricing on the 100 products most frequently purchased* by members against other online retailers, including Amazon Business, NexTag and Google Shopping the findings *During the period from November 2017 through October 2018, based on pricing tiers. **Pricing averaged during the period from December 17-28, 2018.

Non-GAAP Reconciliation Tables

Fiscal 2018, fiscal 2017 and fiscal 2016 non-GAAP reconciliations The following table provides the reconciliation of net income to non-GAAP Adjusted EBITDA, the reconciliation of income before income taxes to non-GAAP Adjusted EBITDA, and non-GAAP Segment Adjusted EBITA to non-GAAP Adjusted EBITDA (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding items excluded in our calculation of non-GAAP Adjusted EBITDA and non-GAAP Segment Adjusted EBITDA. (Slide 1 of 3)

Fiscal 2018, fiscal 2017 and fiscal 2016 non-GAAP reconciliations The following table provides the reconciliation of net income to non-GAAP Adjusted EBITDA, the reconciliation of income before income taxes to non-GAAP Adjusted EBITDA, and non-GAAP Segment Adjusted EBITA to non-GAAP Adjusted EBITDA (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding items excluded in our calculation of non-GAAP Adjusted EBITDA and non-GAAP Segment Adjusted EBITDA. (Slide 2 of 3)

Fiscal 2018, fiscal 2017 and fiscal 2016 non-GAAP reconciliations The following table provides the reconciliation of net income to non-GAAP Adjusted EBITDA, the reconciliation of income before income taxes to non-GAAP Adjusted EBITDA, and non-GAAP Segment Adjusted EBITA to non-GAAP Adjusted EBITDA (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding items excluded in our calculation of non-GAAP Adjusted EBITDA and non-GAAP Segment Adjusted EBITDA. (Slide 3 of 3)

Fiscal 2018, fiscal 2017 and fiscal 2016 non-GAAP reconciliations The following table provides the reconciliation of net income attributable to stockholders to Non-GAAP Adjusted Fully Distributed Net Income and the reconciliation of the numerator and denominator for earnings (loss) per share attributable to stockholders to Non-GAAP Adjusted Fully Distributed Earnings per Share for the periods presented (in thousands). Refer to "Our Use of Non-GAAP Financial Measures“ in our most recently filed Form 10-K for further information regarding items excluded in our calculation of Non-GAAP Adjusted Fully Distributed Net Income and Non-GAAP Adjusted Fully Distributed Earnings per Share. (Slide 1 of 1)

Fiscal 2018, fiscal 2017 and fiscal 2016 non-GAAP reconciliations The following table provides the reconciliation of earnings per share attributable to stockholders to Non-GAAP Adjusted Fully Distributed Earnings per Share for the periods presented. Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding items excluded in our calculation of Non-GAAP Adjusted Fully Distributed Earnings per Share. (Slide 1 of 1)

Fiscal 2018, fiscal 2017 and fiscal 2016 non-GAAP reconciliations We define Non-GAAP Free Cash Flow as net cash provided by operating activities less distributions and TRA payments to limited partners and purchases of property and equipment. Free cash flow does not represent discretionary cash available for spending as it excludes certain contractual obligations such as debt repayments. A summary of Non-GAAP Free Cash Flow and reconciliation to net cash provided by operating activities for the periods presented follows (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding non-GAAP Free Cash Flow. (Slide 1 of 1)

Fiscal 2017, fiscal 2016 and fiscal 2015 non-GAAP reconciliations The following table provides the reconciliation of net income to Adjusted EBITDA, the reconciliation of income before income taxes to Adjusted EBITDA, and non-GAAP Segment Adjusted EBITDA to non-GAAP Adjusted EBITDA (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding items excluded in our calculation of Adjusted EBITDA and Segment Adjusted EBITDA. (Slide 1 of 3)

Fiscal 2017, fiscal 2016 and fiscal 2015 non-GAAP reconciliations The following table provides the reconciliation of net income to Adjusted EBITDA, the reconciliation of income before income taxes to Adjusted EBITDA, and non-GAAP Segment Adjusted EBITDA to non-GAAP Adjusted EBITDA (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding items excluded in our calculation of Adjusted EBITDA and Segment Adjusted EBITDA. (Slide 2 of 3)

Fiscal 2017, fiscal 2016 and fiscal 2015 non-GAAP reconciliations The following table provides the reconciliation of net income to Adjusted EBITDA, the reconciliation of income before income taxes to Adjusted EBITDA, and non-GAAP Segment Adjusted EBITDA to non-GAAP Adjusted EBITDA (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding items excluded in our calculation of Adjusted EBITDA and Segment Adjusted EBITDA. (Slide 3 of 3)

Fiscal 2017, fiscal 2016 and fiscal 2015 non-GAAP reconciliations The following table shows the reconciliation of net income (loss) attributable to stockholders to Non-GAAP Adjusted Fully Distributed Net Income and the reconciliation of the numerator and denominator for earnings (loss) per share attributable to stockholders to Non-GAAP Adjusted Fully Distributed Earnings per Share for the periods presented (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding items excluded in our calculation of Non-GAAP Adjusted Fully Distributed Net Income and Non-GAAP Adjusted Fully Distributed Earnings per Share. (Slide 1 of 3)

Fiscal 2017, fiscal 2016 and fiscal 2015 non-GAAP reconciliations The following table shows the reconciliation of net income (loss) attributable to stockholders to Non-GAAP Adjusted Fully Distributed Net Income and the reconciliation of the numerator and denominator for earnings (loss) per share attributable to stockholders to Non-GAAP Adjusted Fully Distributed Earnings per Share for the periods presented (in thousands). Refer to "Our Use of Non-GAAP Financial Measures" in our most recently filed Form 10-K for further information regarding items excluded in our calculation of Non-GAAP Adjusted Fully Distributed Net Income and Non-GAAP Adjusted Fully Distributed Earnings per Share. (Slide 2 of 3)

Fiscal 2017, fiscal 2016 and fiscal 2015 non-GAAP reconciliations The following table shows the reconciliation of net income (loss) attributable to stockholders to Non-GAAP Adjusted Fully Distributed Net Income and the reconciliation of the numerator and denominator for earnings (loss) per share attributable to stockholders to Non-GAAP Adjusted Fully Distributed Earnings per Share for the periods presented (in thousands). Refer to "Our Use of Non-GAAP Financial Measures“ in our most recently filed Form 10-K for further information regarding items excluded in our calculation of Non-GAAP Adjusted Fully Distributed Net Income and Non-GAAP Adjusted Fully Distributed Earnings per Share. (Slide 3 of 3)

Fiscal 2017, fiscal 2016 and fiscal 2015 non-GAAP reconciliations We define Non-GAAP Free Cash Flow as net cash provided by operating activities less distributions and TRA payments to limited partners and purchases of property and equipment. Free cash flow does not represent discretionary cash available for spending as it excludes certain contractual obligations such as debt repayments. A summary of Non-GAAP Free Cash Flow and reconciliation to net cash provided by operating activities for the periods presented follows (in thousands): (Slide 1 of 1)

Fiscal 2014 non-GAAP reconciliations The table that follows shows the reconciliation of the numerator and denominator for (loss) earnings per share attributable to stockholders after adjustment of redeemable limited partners' capital to redemption amount to non-GAAP pro forma Adjusted Fully Distributed Earnings Per Share for the periods presented (in thousands): (Slide 1 of 2) (a) Represents legal, accounting and other expenses related to acquisition activities. (b) Represents legal, accounting and other expenses directly related to the Reorganization and IPO. (c) Represents the gain on sale of investment in GHX. (d) Represents adjustment to tax receivable agreement liability for the Premier LP change in tax accounting method approved by the Internal Revenue Service subsequent to the original recording of the tax receivable agreement liability. (e) Reflects the elimination of the noncontrolling interest in Premier LP as if all member owners of Premier LP had fully exchanged their Class B common units for shares of Class A common stock. (f) Reflects income tax expense at an estimated effective income tax rate of 40% of income before income taxes assuming the conversion of all Class B common units into shares of Class A common stock and the tax impact of excluding strategic and financial restructuring expenses.

Fiscal 2014 non-GAAP reconciliations The table that follows shows the reconciliation of actual and pro forma net income to Adjusted EBITDA and the reconciliation of actual and pro forma Segment Adjusted EBITDA to operating income for the periods presented (in thousands). (Slide 2 of 2) (b) Represents legal, accounting and other expenses related to acquisition activities. (c) Represents legal, accounting and other expenses directly related to strategic and financial restructuring expenses. (e) Represents adjustment to tax receivable agreement liability for the Premier LP change in tax accounting method approved by the Internal Revenue Service subsequent to the original recording of the TRA liability. (g) Corporate consists of general and administrative corporate expenses that are not specific to either of our segments.

Fiscal 2014 non-GAAP reconciliations The table that follows shows the reconciliation of the numerator and denominator for (loss) earnings per share attributable to stockholders after adjustment of redeemable limited partners' capital to redemption amount to non-GAAP pro forma Adjusted Fully Distributed Earnings Per Share for the periods presented (in thousands): (Slide 1 of 2) (a) Represents legal, accounting and other expenses related to acquisition activities. (b) Represents legal, accounting and other expenses directly related to the Reorganization and IPO. (c) Represents the gain on sale of investment in GHX. (d) Represents adjustment to tax receivable agreement liability for the Premier LP change in tax accounting method approved by the Internal Revenue Service subsequent to the original recording of the tax receivable agreement liability. (e) Reflects the elimination of the noncontrolling interest in Premier LP as if all member owners of Premier LP had fully exchanged their Class B common units for shares of Class A common stock. (f) Reflects income tax expense at an estimated effective income tax rate of 40% of income before income taxes assuming the conversion of all Class B common units into shares of Class A common stock and the tax impact of excluding strategic and financial restructuring expenses.

Fiscal 2014 non-GAAP reconciliations The table that follows shows the reconciliation of the numerator and denominator for (loss) earnings per share attributable to stockholders after adjustment of redeemable limited partners' capital to redemption amount to non-GAAP pro forma Adjusted Fully Distributed Earnings Per Share for the periods presented (in thousands). (Slide 2 of 2)

Fiscal 2014 non-GAAP reconciliations The table that follows shows the reconciliation of (loss) earnings per share attributable to stockholders to non-GAAP pro forma Adjusted Fully Distributed Earnings Per Share for the periods presented: (a) Represents legal, accounting and other expenses related to acquisition activities. (b) Represents legal, accounting and other expenses directly related to the Reorganization and IPO. During the fiscal year ended June 30, 2015, strategic and financial restructuring expenses were incurred in connection with the company directed offering conducted pursuant to the Registration Rights Agreement. During the fiscal year ended June 30, 2014, strategic and financial restructuring expenses were incurred in connection with the Reorganization and IPO. (c) Represents the gain on sale of investment in GHX. (d) Represents adjustment to tax receivable agreement liability for the Premier LP change in tax accounting method approved by the Internal Revenue Service subsequent to the original recording of the tax receivable agreement liability. (e) Reflects the elimination of the noncontrolling interest in Premier LP as if all member owners of Premier LP had fully exchanged their Class B common units for shares of Class A common stock. (f) Reflects income tax expense at an estimated effective income tax rate of 40% of income before income taxes assuming the conversion of all Class B common units into shares of Class A common stock and the tax impact of excluding strategic and financial restructuring expenses. (g) Reflects impact of increased share count assuming the conversion of all Class B common units into shares of Class A common stock.